Supplement to the
Fidelity® SAI Municipal Money Market Fund
May 30, 2023
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Fee Table" heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.14%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.02%
Total annual operating expenses	0.16%
Fee waiver and/or expense reimbursement	0.09% A
Total annual operating expenses after fee waiver and/or expense reimbursement	0.07%
AFidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.07% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through July 31, 2025. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

1 year	$7
3 years	$29
5 years	$68
10 years	$183

The following information supplements information found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
Investing in Fidelity's Central funds (specialized investment vehicles used by Fidelity funds to invest in particular security types or investment disciplines).
The following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Risks" heading.
You could lose money by investing in the fund. Because the share price of the fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The fund may impose a fee upon sale of your shares. An investment in the fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fidelity Investments and its affiliates, the fund's sponsor, is not required to reimburse the fund for losses, and you should not expect that the sponsor will provide financial support to the fund at any time, including during periods of market stress.
The following information replaces similar information found in the "Fund Summary" section under the "Purchase and Sale of Shares" heading.
The fund is an institutional money market fund, which means that the NAV of the fund's shares will "float," fluctuating with changes in the values of the fund's portfolio securities. The fund's policies and procedures permit the fund to impose a discretionary liquidity fee on redemptions of up to 2% of the value of the shares redeemed if the Adviser, as the delegate of the fund's Board of Trustees, determines it is in the best interests of the fund.
OMM-SUSTK-0424-100 1.9912431.100	April 2, 2024